o Sticker Code

                        SUPPLEMENT DATED JANUARY 29, 1999
                              TO THE PROSPECTUS OF

                  TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
                 dated August 1, 1998 as amended January 1, 1999



The prospectus is amended as follows:

The section "Management Team" found under "Who Manages the Fund?" is replaced with the following:

MANAGEMENT TEAM. Beginning in January 1999, a team of Templeton Global Bond Managers is responsible for the day-to-day management of the fund's portfolio. Templeton Global Bond Managers is a division of Investment Counsel.

                Please keep this supplement for future reference.